                                                                   Exhibit 10.28


                                ESCROW AGREEMENT


                    ESCROW AGREEMENT, dated as of July 31, 1996 (the "Escrow Agreement"), by and among ALLEGRO NEW MEDIA, INC., a Delaware corporation ("Allegro"), SERIF (EUROPE) LIMITED, an English Company with registered number 02117968 ("Serif"), THE PERSONS WHOSE SIGNATURES APPEAR ON THE SIGNATURE PAGE HEREOF (individually, a "Stockholder" and collectively, the "Stockholders"), being the owners of all the issued and outstanding capital stock of Serif, GWYN JONES (the "Stockholders' Representative"), and BLAU, KRAMER, WACTLAR & LIEBERMAN, P.C., as escrow agent (the "Escrow Agent").

                              W I T N E S S E T H:

                    WHEREAS, Allegro, Serif and the Stockholders have entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement") dated as of July 31, 1996, providing for, among other things, the exchange by the Stockholders and Allegro of all the outstanding capital stock of Serif (other than the shares held by Serif Inc.) for 754,597 shares of the common stock, par value $.001 per share, of Allegro (the "Exchange Stock"); and

                    WHEREAS, Section 3.3 of the Reorganization Agreement requires that Allegro, Serif and the Stockholders agree to enter into this Escrow Agreement with the Escrow Agent for the purpose of securing the indemnity obligations of the Stockholders under Section 11 of the Reorganization Agreement;

                    NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, Allegro, Serif, the Stockholders and the Escrow Agent agree that all capitalized terms used herein without definition shall have the meaning ascribed to them in the Reorganization Agreement and further agree as follows:

ARTICLE I. ESCROWED PROPERTY

         1.01 Each of the Stockholders has this day delivered to the Escrow Agent that number of Exchange Shares set forth next to his signature on the signature page hereof, which Exchange Shares aggregate 252,864 shares (hereinafter referred to collectively as the "Escrowed Property").

         1.02 The Escrow Agent acknowledges receipt of negotiable certificates for the Escrowed Property issued in the names of each of the Stockholders with blank stock powers attached properly executed by the Stockholders, and the Escrow Agent agrees to hold or dispose of the Escrowed Property and any other collateral in accordance with the terms of this Escrow Agreement.

         1.03 All dividends and other distributions (whether of cash, securities or other property) upon or in respect of any of the Escrowed Property and all property receivable in substitution or exchange therefor shall be included with and constitute part of the Escrowed Property.


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ARTICLE II. APPLICATION OF ESCROWED PROPERTY

         2.01 The Escrow Agent will hold the Escrowed Property in its possession under the provisions of this Escrow Agreement until authorized hereunder to deliver the Escrowed Property or any specified portion thereof as set forth in
Section 2.02 or Section 2.03.

         2.02 The Escrow Agent shall distribute the amounts deposited as Escrowed Property promptly upon delivery of and in accordance with (i) a joint written notice of Allegro and the Stockholders' Representative providing instructions therein or (ii) written notice of Allegro and the Stockholders' Representative providing instructions therein and certifying that the dispute with respect to any amount or amounts deposited in the escrow provided for herein has been determined and resolved by entry of a final order, decree or judgment by a court of competent jurisdiction in the State of New York (the time for appeal therefrom having expired and no appeal having been perfected), or consent to entry of any judgment concerning a claim, which notice shall be accompanied by a copy of any such order, decree or judgment certified by the clerk of such court.

         2.03 In the event that prior to May 1, 1998 (the "Termination Date"), the Escrow Agent has not received notice of a claim for indemnification under
Section 11 of the Reorganization Agreement which remains unresolved on the Termination Date, the Escrow Agent shall distribute the Escrowed Property to the Stockholders' Representative or as he otherwise directs. In the event that on the Termination Date there exists an unresolved claim, then in such event the Escrow Agent shall reserve from the Escrowed Property an amount equal to the amount of the claim, as determined in accordance with the provisions of Article IV hereof, and shall distribute any remaining balance.

ARTICLE III. RELATED PROVISIONS

         3.01 Upon the release and delivery of any amount of the Escrowed Property to any party pursuant to this Escrow Agreement, the Escrow Agent shall also release and deliver to such party the pro rata portion of the interest, other income or property so released, up to the date of such release and delivery, attributable to such amount of the Escrowed Property being so released and delivered.

         3.02 In connection with the delivery of written notices to the Escrow Agent by Allegro, the Stockholders' Representative, or both such parties, each such written notice shall be signed by an officer of Allegro or the Stockholders' Representative, or both, as appropriate, and shall accurately set forth in each case:

                  (a) the total amount that the Escrow Agent is thereby directed to distribute out of the Escrowed Property;

                  (b) the party to whom, or the fund to which, the Escrow Agent is thereby directed to distribute such amount; and


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                  (c) the date upon which the Escrow Agent is directed to
         distribute such amount; and such officer of Allegro or the Stockholders' Representative, or both, as the case may be, shall certify as to the compliance with such notice and the contents thereof.

The Escrow Agent may rely fully on the provisions set forth in any such written notice which on its face complies with the provisions of Article II and this
Section 3.02.

ARTICLE IV. SETTLEMENT OF DISPUTES

         4.01 Any dispute which may arise between Allegro and the Stockholders' Representative under this Escrow Agreement with respect to (a) the delivery, ownership and/or right to possession of the Escrowed Property or any portion thereof, (b) the facts upon which the Escrow Agent's determinations hereunder are based, (c) the duties of the Escrow Agent hereunder and (d) any other questions arising under this Escrow Agreement, shall be settled either by (i) a joint written notice of Allegro and the Stockholders' Representative providing instructions to the Escrow Agent therein or (ii) by entry of a final order, decree or judgment by a court of competent jurisdiction in the State of New York (the time for appeal therefrom having expired and no appeal having been perfected).

         4.02 The Escrow Agent shall be under no duty to institute or defend any such proceedings and none of the costs and expenses of any such proceeding shall be borne by the Escrow Agent. In the event the terms of a settlement of a dispute hereunder increase the duties or liabilities of the Escrow Agent hereunder and the Escrow Agent has not participated in such settlement so as to be bound thereby, then such settlement shall be effective as to the Escrow Agent in respect of such increase in its duties or liabilities only upon the Escrow Agent's written assent thereto. Prior to the settlement of any disputes as provided in this Article IV, the Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, such portion of the Escrowed Property which is the subject of or involved in the dispute.

ARTICLE V. CONCERNING THE ESCROW AGENT.

         5.01 The Escrow Agent shall be entitled to reasonable compensation for its services hereunder and shall be reimbursed for all reasonable expenses, disbursements and advances (including reasonable attorneys' fees and expenses) incurred or made by it in performance of its duties hereunder. Such reasonable compensation, disbursement, expenses and advances shall be borne equally by Allegro and the Stockholders' Representative and shall be paid promptly upon request by the Escrow Agent.

         5.02 The Escrow Agent may resign and be discharged from its duties hereunder at any time by giving notice of such resignation to Allegro and Stockholders' Representative specifying a date (not less than 30 days after the giving of such notice) when such resignation shall take effect. Promptly after such notice, Allegro and the Stockholders' Representative shall appoint a mutually agreeable successor Escrow Agent, such successor Escrow Agent to become Escrow Agent hereunder upon the resignation date specified in such notice. If Allegro and the Stockholders' Representative are unable to agree upon a successor Escrow Agent with 30 days after such notice, the Escrow Agent shall have the right to petition a court of competent jurisdiction to appoint a successor, and the Escrow Agent shall continue to serve until its successor accepts the escrow and receives the Escrowed Property.

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         5.03 The Escrow Agent undertakes to perform only such duties as are specifically set forth herein. The Escrow Agent acting or refraining from acting in good faith shall not be liable for any mistake of fact or error of judgment by it or for any acts or omissions by it of any kind unless caused by gross negligence or willful misconduct, and shall be entitled to rely, and shall be protected in doing so, upon (a) any written notice, instrument or signature believed by it to be genuine and to have been signed or presented by the proper party or parties duly authorized to do so, and (b) the advice of counsel (which may be of the Escrow Agent's own choosing, so long as such counsel is not counsel to Allegro or the Stockholders' Representative). The Escrow Agent shall have no responsibility for the contents of any writing submitted to it hereunder and shall be entitled in good faith to rely without any liability upon the contents thereof. The Escrow Agent has no responsibilities under, and shall be deemed to have no knowledge of, the provisions of the Reorganization Agreement.

         5.04 Allegro and the Stockholders agree to indemnify the Escrow Agent and hold it harmless against any and all liabilities incurred by it hereunder as a consequence of such indemnifying party's action and the Allegro and the Stockholders further agree to indemnify the Escrow Agent and hold it harmless against any and all losses, costs, fees and expenses incurred by the Escrow Agent which are not a consequence of its actions or failure to act, except, in either case for liabilities incurred by the Escrow Agent resulting from its own gross negligence or willful misconduct. One-half of the amount of any such payment or indemnification shall be paid to the Escrow Agent by Allegro and the other half of the amount of any such payment or indemnification shall be paid by the Stockholders. The indemnification provided pursuant to this section shall survive the resignation of the Escrow Agent or the termination of this Escrow Agreement.

         5.05 In the event the Escrow Agent becomes involved in any litigation or dispute by reason hereof, it is hereby authorized to deposit with the clerk of a court of competent jurisdiction the Escrowed Property held by it pursuant hereto and, thereupon, shall stand fully relieved and discharged of any further duties hereunder. Also, in the event the Escrow Agent is threatened with litigation by reason hereof, it is hereby authorized to interplead all interested parties in any court of competent jurisdiction and to deposit with the clerk of such court the Escrowed Property held by it pursuant hereto and, thereupon, shall stand fully relieved and discharged of any further duties hereunder.

         5.06 In the event of any claim, dispute or litigation concerning the Reorganization Agreement or this Escrow Agreement, Blau, Kramer, Wactlar & Lieberman, P.C. shall nevertheless have the unqualified right to represent Allegro, its officers and directors in respect of any such claim, dispute or litigation, notwithstanding that it is acting as Escrow Agent hereunder.

ARTICLE VI. STOCKHOLDERS' REPRESENTATIVE

         6.01 The Stockholders, and each of them, hereby appoint Gwyn Jones (the "Stockholders' Representative") as their agent to (i) execute and deliver this Escrow Agreement on behalf of the Stockholders and to represent, act for and on behalf of, and bind each of the Stockholders in the performance of all of their obligations arising from or relating to this Escrow Agreement, including, without limitation (a) the execution and delivery of any document, certificate or agreement required under this Escrow Agreement to be delivered by the Stockholders; (b) the negotiation and settlement of claims of Allegro in respect of the Escrowed Property and for indemnification pursuant to Section 11 of the

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Reorganization Agreement and the making of any objection to such claims; and (c)
the representation of the Stockholders at any arbitration or litigation in respect of the foregoing; (ii) give and receive notices and receive service of process under or pursuant to this Escrow Agreement; and (iii) to represent, act for, and bind each of the Stockholders in the performance of all of their obligations arising from or related to this Escrow Agreement and the indemnification provisions of Section 11 of the Reorganization Agreement. The Stockholders' Representative hereby accepts such appointment.

         6.02 In the event that the Stockholders' Representative shall die, become incapacitated, resign or otherwise by unable to fulfill his duties hereunder, a successor Stockholders' Representative shall be selected by the Stockholders receiving a majority of the Escrowed Property as soon as reasonably practicable thereafter. If the Stockholders desire to remove or replace the Stockholders' Representative for any reason, any such Stockholders' Representative may be so removed or replaced by the Stockholders entitled to receive a majority of the Escrowed Property. Any decision, act, consent or instruction of the Stockholders' Representative shall constitute a decision of the Stockholders and shall be conclusive and binding upon the Stockholders, and Allegro and the Escrow Agent may rely upon any such decision, act, consent or instruction of the Stockholders' Representative as being the decision, act, consent or instruction of the Stockholders.

ARTICLE VII. MISCELLANEOUS

         7.01 This Escrow Agreement will be binding upon, inure to the benefit of, and be enforceable by the respective successors and assigns of the parties hereto, but neither this Escrow Agreement, nor any of the rights, interest or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, except with respect to the Escrow Agent as provided in Article V hereof.

         7.02 This Escrow Agreement contains the entire understanding of the parties with respect to this subject matter, and may be amended only by a written instrument duly executed by Allegro, Serif and the Stockholders' Representative.

         7.03 All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be validly given, made or served, if in writing and delivered personally or sent by registered or certified mail (return receipt requested), postage prepaid, recognized national or international air courier or by facsimile transmission electronically confirmed:

         if to Allegro:

                    Allegro New Media, Inc.
                    16 Passaic Avenue
                    Fairfield, New Jersey 07006
                    Fax: (201) 808-2645
                    Attn.: Barry A. Cinnamon
                              Chairman of the Board


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         with a copy to:

                    Neil M. Kaufman, Esq.
                    Blau, Kramer, Wactlar & Lieberman, P.C.
                    100 Jericho Quadrangle
                    Jericho, New York ll753
                    Fax: (516) 822-4824

         if to Serif, the Stockholders, or the Stockholders'
         Representative, to the Stockholder's Representative:

                    Gwyn Jones
                    Serif Inc.
                    One Chestnut Street
                    Suite 305
                    Nashu, New Hampshire 03060

         with a copy to:

                    Austin J. Moore, Esq.
                    Eking Manning
                    44 The Ropewalk
                    Nottingham NG1 5EL
                    Fax: (011) 44-115-953-2533

         if to the Escrow Agent:

                    Blau, Kramer, Wactlar & Lieberman, P.C.
                    100 Jericho Quadrangle
                    Jericho, New York ll753
                    Fax: (516) 822-4824
                    Attn.:  Neil M. Kaufman, Esq.

or, in each case, at such other address as may be specified in writing to the other parties.

         7.04 This Escrow Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of New York, without regard to its conflicts of law rules.

         7.05 This Escrow Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         7.06 This Escrow Agreement shall remain in full force and effect until the later of May 1, 1998 or the date the Escrow Agent shall have delivered all of the Escrowed Property in its possession in accordance with the terms hereof.


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         7.07 Article headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Escrow Agreement.

         IN WITNESS WHEREOF, this Escrow Agreement has been duly executed and delivered by Allegro, Serif, the Stockholders and the Escrow Agent on the date first above written.


                                      ALLEGRO NEW MEDIA, INC.

                                      By: /s/ Barry A. Cinnamon
                                          --------------------------------------
                                              Barry A. Cinnamon
                                              Chairman of the Board

                                      SERIF INC.

                                      By: /s/ Gwyn Jones
                                          --------------------------------------
                                              Gwyn Jones, President

                                      STOCKHOLDERS'
                                      REPRESENTATIVE:

                                      /s/ Gwyn Jones
                                      ------------------------------------------
                                      Gwyn Jones

                                      ESCROW AGENT:

                                      Blau, Kramer, Wactlar & Lieberman, P.C.


                                      By: /s/ Neil M. Kaufman
                                          --------------------------------------

Number of
Exchanged Shares                     STOCKHOLDER
----------------
89,223                               /s/ Gwyn Jones
                                     -------------------------------------------
                                     Gwyn Jones

20,637                               /s/ Norman Alexander-Attorney-in-Fact
                                     -------------------------------------------
                                     Norman Alexander

8,750                                /s/ Jim Bryce-Attorney-in-Fact
                                     -------------------------------------------
                                     Jim Bryce

17,092                               /s/ Peter Beedham
                                     -------------------------------------------
                                     Peter Beedham


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

11,647                               /s/ Ralf Mellor-Attorney-in-Fact
                                     -------------------------------------------
                                     Ralf Mellor

8,750                                /s/ Espirit Automations-Attorney-in-Fact
                                     -------------------------------------------
                                     Esprit Automations


4,128                                /s/ Mark Gee-Attorney-in-Fact
                                     -------------------------------------------
                                     Mark Gee

3,440                                /s/ Robert O'Mara-Attorney-in-Fact
                                     -------------------------------------------
                                     Robert O'Mara

1,376                                /s/ Darren Darvill-Attorney-in-Fact
                                     -------------------------------------------
                                     Darren Darvill

1,376                                /s/ Mark Ramsey-Attorney-in-Fact
                                     -------------------------------------------
                                     Mark Ramsey

1,376                                /s/ Mark Daintree-Attorney-in-Fact
                                     -------------------------------------------
                                     Mark Daintree

894                                  /s/ David Brailsford-Attorney-in-Fact
                                     -------------------------------------------
                                     David Brailsford

5,847                                /s/ David Harris-Attorney-in-Fact
                                     -------------------------------------------
                                     David Harris

7,712                                /s/ Robin Bryce-Attorney-in-Fact
                                     -------------------------------------------
                                     Robin Bryce

7,712                                /s/ Wallace Bryce-Attorney-in-Fact
                                     -------------------------------------------
                                     Wallace Bryce

61,570                               /s/ Barry A. Cinnamon
                                     -------------------------------------------
                                     Barry A. Cinnamon
                                     Co-Trustee of the Serif (Europe) Limited
                                     Employee Share Option Scheme


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